UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2006

Date of reporting period: August 31, 2006

Item 1.	Report to Stockholders.

Annual Report

Akros Absolute Return Fund

(AARFX)

August 31, 2006

Investment Advisor

Akros Capital, LLC

230 Park Avenue, 7th Floor

New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

August 31, 2006

Dear Shareholders:

We are pleased to present this Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued. Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Performance Through August 31, 2006

For the period from inception on September 30, 2005 through August 31, 2006, the Akros Absolute Return Fund was up 1.05%. Over the same time period, the S&P 500 Index was up 8.01%, the Citigroup 3-Month U.S. Treasury Bill Index was up 3.98% and the Lipper Specialty Diversified Equity Index was down 0.47%. All of these figures represent total returns (i.e., with dividends reinvested) and are not annualized.

The Akros Absolute Return Fund’s performance has been modest over the last 11 months. This has primarily been due to our unwillingness to heavily invest in long stock positions. Since the Fund began, we have felt that stock valuations have been too high overall, and we have preferred to offset long positions with short positions and put options. We believe this approach will be rewarded over the longer term. In the meantime, we have been satisfied to have generally preserved principal.

Market Overview

Investors appear to be convinced of the “Goldilocks” scenario for the economy, as the Dow Jones Industrial Average currently trades in the vicinity of its all-time high. Indeed, according to the Daily Sentiment Index, which measures stock traders’ views regarding the stock market, only 8% of the traders surveyed are bearish. The market seems convinced that interest rates and inflation will behave themselves, while corporate profits will continue to rise. But our concern is that major market declines often begin in an environment of extreme optimism, such as we are seeing today.

While some analysts would argue that the market looks strong, there are several fundamental and technical signs that make us believe it’s prudent to be cautious in the face of the current euphoria. First, on the technical side, while the S&P 500 Index has hit new five-year highs, it is still off over 10% from its all-time high set in 1999. The small- and mid-cap stocks appear to have peaked, with most of these indexes down several percentage points from their 2006 highs set in the second quarter. And, of course, the Nasdaq Composite Index is still off over 50% from its all-time high and off several percentage points from its 2006 high. These types of divergences are more often seen near market tops than at the beginning or middle of a strong, sustainable market advance.

On the fundamental side, Ford Equity Research reported that mid-cap stocks, as measured by their price/value ratio (a dividend-discount model that measures valuation), were at historical high levels as of the end of the second quarter of 2006. Small-cap stocks were right behind them. This long, eight-year period of small- and mid-cap stocks outperforming large-cap stocks is probably nearing an end.

The current level of interest rates is also a reason for concern. Generally, a flat or inverted yield curve (when long-term interest rates are equal to or below short-term interest rates) is very bad for the economy. This condition raises borrowing costs and takes away a bank’s incentive to lend. That reduces, or reverses, economic growth. Currently, it has been several months since the yield curve became inverted, which is close to the average time it usually takes for a recession to follow a yield-curve inversion. The only time that we didn’t have a recession following a yield-curve inversion was in 1998 when the Fed panicked and cut the discount rate twice before year-end.

The real-estate bubble is another reason for concern since it is estimated that three out of five new jobs created in this five-year economic expansion have been related to the real-estate boom. Residential-construction spending has just turned negative. And according to InvesTech Research, six out of the last seven times that residential-construction spending turned negative, the economy was either already in, or heading into, a recession. The one exception was in 1995.

Batten Down the Hatches!

During the recent strength in the market, we have roughly balanced out the Akros Absolute Return Fund’s long positions and short positions. As of August 31, 2006, the Fund had about 38% of its capital invested in long positions of public equities and about 42% invested in short positions of public equities (including exchange-traded funds and the notional value of equity futures). In addition, the Fund had about 7% of its capital invested in equity private placements. The Fund also held some put options on individual stocks and on the S&P 500 Index. In an effort to generate additional income, the Fund wrote (sold) some call options on individual stocks. The net result of this portfolio rebalancing is that we believe the Fund is approximately in a market-neutral position.

Our outlook is that the remainder of 2006 will surprise most investors in that there will be no sustainable, broad-based rally from these levels. Although the media focuses on the fact that the Dow Jones Industrial Average is trading around its all-time high, let’s remember that the Dow tracks just 30 blue-chip stocks. With midterm elections coming up in November, the Democrats are sure to challenge the status quo. While the economy has done very well, which the Republicans continue to point out, there are long-term issues that need to be dealt with, not the least of which is the deteriorating government balance sheet. Given the very poor approval ratings of President Bush, the Democrats stand a good chance of gaining control of at least one of the two houses. The stock market doesn’t like uncertainty, and we are sure to have uncertainty as we head into the last few months of the year.

Selectivity in stock selection will continue to be crucial in this dangerous environment. Our heaviest exposure is in energy, which historically has tended to hold up relatively well in bear markets. ChevronTexaco and Devon Energy are two examples of the Akros Absolute Return Fund’s energy holdings. These two companies, along with Statoil, are partners in a significant oil and gas discovery about 175 miles south of the Louisiana border in the Gulf of Mexico. The five-mile-deep well has shown indications of possibly as much as 15 billion barrels of oil. If so, this would increase the United States’ oil reserves by 50%. We believe that the stocks of ChevronTexaco and Devon Energy are still significantly undervalued.

Alien Technology Cancels Initial Public Offering (IPO)

One of the Fund’s poor-performing stocks recently was Alien Technology, an equity private placement. We had expected Alien Technology to be a publicly traded company by now. Due to a variety of reasons, Alien’s IPO, which had been scheduled for August, was cancelled. And the value of the stock was marked down accordingly. Incidentally, there were 23 IPOs cancelled during the summer months.

When the IPO was abruptly cancelled, Alien was forced to do a very dilutive private round of financing. The Fund will be participating in this round of financing to the extent that it will maintain its percentage ownership in the company.

Alien Technology still has a great opportunity in the emerging radio frequency identification (RFID) market. The company is the only pure play in RFID, and it is clearly one of the leaders in the industry. The market has been slow to develop, but the adoption of this technology is being driven by Wal-Mart in the retail space. Wal-Mart had done extensive research on what RFID will mean to the management of the company’s inventory, and Wal-Mart believes the technology will add billions of dollars to the bottom line because of the efficiencies gained. Essentially, RFID tags will replace bar codes in the retail marketplace because RFID tags provide dramatically more information than bar codes. In addition, RFID tags are read by means of radio frequencies, which will eliminate the need to scan each item at the checkout counter. Wal-Mart is demanding that its top 300 suppliers begin tagging their products by the end of 2008.

Top Performers in the Fund

Energy Partners and Telefonos de Mexico were two top performers for the Fund recently. Energy Partners is engaged in the exploration and production of oil and natural gas. It was an undervalued company that caught the eye of Woodside Petroleum. A buyout offer was made by a subsidiary of Woodside Petroleum. Although we think Energy Partners may be worth more than the buyout offer, we sold the stock when it traded above the offer.

Telefonos de Mexico is Mexico’s largest telecommunications provider. The stock was undervalued relative to its peers when we purchased it, selling for just eight times its earnings. The stock was one of the Fund’s largest holdings, and had about a 20% run in a relatively short period of time to reach our price objective. As a result, we also sold this stock for the Fund.

Summary

We remain cautious for the remainder of 2006 due to risks such as poor monetary conditions, technical divergences, relatively high valuations, the upcoming midterm elections and a deteriorating housing market. As a result, we expect to maintain a rough balance of long positions and short positions in the Akros Absolute Return Fund.

Thank you for your investment in the Fund and for the confidence you have placed in us.

Sincerely,

Brady T. Lipp

Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U). Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, the Schedule of Options Written and the Schedule of Open Futures Contracts on pages 9-14 for a complete list of holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Please refer to the prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

(10/06)

Akros Absolute Return Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/06 - 8/31/06).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
	Beginning Account Value 3/1/06	Ending Account Value 8/31/06	Expenses Paid During Period 3/1/06-8/31/06*
Actual**	$1,000.00	$998.00	$10.68
Hypothetical (5% return before expenses)***	$1,000.00	$1,015.17	$10.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Excluding dividends on short positions, your actual cost of investment in the Fund would be $10.02.
***	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $10.11.

Akros Absolute Return Fund

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at August 31, 2006 is shown below.

Sector Breakdown

% of Net Assets

	Long	Short	Options
Public Equities
Consumer Discretionary	4.73%	-1.56%
Consumer Staples	3.71%	-0.85%
Energy	12.17%	-0.57%
Financials	4.59%	-3.61%
Health Care	4.46%	-0.89%
Industrials	2.85%	—
Information Technology	5.60%	-0.80%
Materials	—	-1.70%
Telecommunication Services	0.30%	—
Utilities	—	-1.90%

Total Public Equities	38.41%	-11.88%

Equity Private Placements	7.28%	—
Put Options Purchased	—	—	0.31%
Call Options Written (sold)	—	—	-0.13%
Fixed Income (Principal-Protected Notes)	2.31%	—
Short-Term Investments	27.65%	—
Other Assets, Less Liabilities	36.05%	—
Notional Value of Equity Futures	—	-29.80%*

*	Expressed as a percentage of Net Assets. However, the notional value of equity futures is not included in the calculation of the Fund’s Net Assets.

Total Returns as of August 31, 2006

	Akros Absolute Return Fund	S&P 500 Index	Citigroup 3-Month U.S. Treasury Bill Index	Lipper Specialty Diversified Equity Index
Six Months	-0.20%	2.79%	2.37%	2.90%

Cumulative Since Inception (9/30/05)	1.05%	8.01%	3.98%	-0.47%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund

Investment Highlights (Continued)

(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of 3 months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Specialty Diversified Equity Index represents the total returns of the top 30 funds by assets as of the end of the year, in the indicated category, as defined by Lipper, Inc.

One cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

Akros Absolute Return Fund

Schedule of Investments

August 31, 2006

	Shares	Value
COMMON STOCKS 37.38%
Airlines 1.77%
SkyWest, Inc.	1,600	$38,672

Commercial Banks 1.32%
HF Financial Corp.	600	9,882
Popular, Inc.	1,000	19,050

		28,932

Commercial Services & Supplies 0.17%
Bennett Environmental Inc.(a)	3,000	3,750

Computer Facilities Management Services 1.42%
ePlus Inc.(a)	3,200	31,040

Distributors 0.72%
Building Materials Holding Corp.	600	15,672

Electronic Equipment & Instruments 2.66%
Avnet, Inc.(a)	900	17,604
CyberOptics Corp.(a)	1,600	20,912
Ingram Micro Inc.—Class A(a)	1,100	19,800

		58,316

Energy Equipment & Services 0.75%
Patterson-UTI Energy, Inc.	600	16,440

Food & Staples Retailing 1.69%
SUPERVALUE INC.	1,300	37,128

Food Products 2.01%
Chiquita Brands International, Inc.	1,200	20,292
Unilever NV—ADR	1,000	23,840

		44,132

Health Care Equipment & Supplies 1.83%
St. Jude Medical, Inc.(a)	1,100	40,051

Health Care Providers & Services 1.10%
Health Fitness Corp.(a)	7,000	12,600
PainCare Holdings, Inc.(a)	7,540	11,461

		24,061

Insurance 3.27%
Aspen Insurance Holdings Ltd.	900	22,257
Infinity Property & Casualty Corp.	1,300	49,335

		71,592

Internet Software & Services 1.11%
Stellent, Inc.	1,200	12,852
United Online, Inc.	1,000	11,470

		24,322

Machinery 0.91%
A.S.V., Inc.(a)	1,300	19,981

Media 2.25%
CBS Corp.—Class B	700	19,985
Journal Register Co.	4,000	29,200

		49,185

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

August 31, 2006

	Shares	Value
Oil & Gas 10.39%
Apache Corp.	600	$39,168
Chesapeake Energy Corp.	600	18,942
Chevron Corp.	1,000	64,400
Cimarex Energy Co.	1,000	38,300
Devon Energy Corp.	300	18,747
Encore Acquisition Co.(a)	1,300	35,165
The Houston Exploration Co.(a)	200	12,830

		227,552

Pharmaceuticals 1.53%
Schering-Plough Corp.	1,600	33,520

Publishing & Printing 0.83%
Peoples Educational Holdings, Inc.(a)	4,854	18,251

Software 0.41%
EPIQ Systems, Inc.(a)	600	8,928

Specialty Retail 0.94%
The Home Depot, Inc.	600	20,574

Telephone Communications 0.30%
Telecom Corp. of New Zealand Ltd—ADR	300	6,621

TOTAL COMMON STOCKS (Cost $851,806)		818,720

PARTNERSHIP 1.03%
Oil & Gas
TEPPCO Partners, L.P.	600	22,458

TOTAL PARTNERSHIP (Cost $23,054)		22,458

PRINCIPAL-PROTECTED NOTES 2.31%
Financials
Citigroup Funding, Inc. Asian Currency Principal-Protected Notes(a)	2,200	21,318
Citigroup Global Markets Holdings, Inc. Principal-Protected Notes—Asian Currency(a)	3,100	29,171

TOTAL PRINCIPAL-PROTECTED NOTES (Cost $51,092)		50,489

PRIVATE PLACEMENTS 7.28%
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(b)(c) (Note 2)	21,000	63,000
Raza Microelectronics, Inc.(a)(b)(c) (Note 2)	65,000	96,525

TOTAL PRIVATE PLACEMENTS (Cost $196,275)		159,525

	Contracts	Value
PUT OPTIONS PURCHASED 0.31%
I.D. Systems, Inc.:
Expiration: October 2006, Exercise Price: $20.00	10	250
JPMorgan Chase & Co.:
Expiration: December 2006, Exercise Price: $45.00	3	405
Kinder Morgan Energy Partners, L.P.:
Expiration: December 2006, Exercise Price: $50.00	5	2,750
Standard and Poor’s 500 Index:
Expiration: September 2006, Exercise Price: $1,250.00	4	520
Standard and Poor’s 500 Index:
Expiration: December 2006, Exercise Price: $1,250.00	2	2,940

TOTAL PURCHASED OPTIONS (Cost $13,255)		6,865

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

August 31, 2006

	Shares	Value
WARRANT 0.00%
NexMed, Inc. (PIPE)(b)(c):
Expiration: January 2010, Exercise Price: $1.07
(Acquired 1/23/2006, Cost $0)	10,000	$0

TOTAL WARRANT (Cost $0)		0

	Shares	Value
SHORT TERM INVESTMENTS 27.65%
Investment Companies
AIM STIT Liquid Assets Portfolio	593,197	593,197
AIM STIT-STIC Prime Portfolio—Investor Class	12,352	12,352

TOTAL SHORT TERM INVESTMENTS (Cost $605,549)		605,549

TOTAL INVESTMENTS (COST $1,741,031) 75.96%		1,663,606
Other Assets in Excess of Liabilities 24.04%		526,635

TOTAL NET ASSETS 100.00%		$2,190,241

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Security Fair Valued in accordance with procedures approved by the Board of Trustees
(c)	Restricted Security

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Schedule of Securities Sold Short

August 31, 2006

	Shares	Value
COMMON STOCKS 9.98%
Automobiles 0.80%
General Motors Corp.	600	$17,508

Chemicals 1.02%
Ecolab, Inc.	500	22,290

Commercial Banks 0.84%
Nara Bancorp, Inc.	1,000	18,500

Diversified Financial Services 0.63%
JPMorgan Chase & Co.	300	13,698

Household Products 0.85%
The Procter & Gamble Co.	300	18,570

Life Sciences Tools & Services 0.89%
Diversa Corp.(a)	2,111	19,421

Metals & Mining 0.69%
Apex Silver Mines Ltd.(a)	900	15,003

Oil & Gas 0.57%
Delta Petroleum Corp.(a)	600	12,540

Real Estate Investment Trusts 1.66%
BRE Properties, Inc.—Class A	300	17,727
Equity Office Properties Trust	500	18,545

		36,272

Semiconductors & Semiconductor Equipment 0.80%
KLA-Tencor Corp.	400	17,564

Specialty Retail 0.75%
Dick’s Sporting Goods, Inc.(a)	400	16,532

Thrifts & Mortgage Finance 0.48%
Wauwatosa Holdings, Inc.(a)	600	10,590

TOTAL COMMON STOCKS (Proceeds $208,763)		218,488

EXCHANGE TRADED FUND 1.90%
Utilities Select Sector SPDR Fund	1,200	41,724

TOTAL EXCHANGE TRADED FUND (Proceeds $39,443)		41,724

TOTAL SECURITIES SOLD SHORT (Proceeds $248,206) 11.88%		$260,212

Percentages are stated as a percent of net assets.

(a)	Non Income Producing

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Schedule of Options Written

August 31, 2006

	Contracts	Value
CALL OPTIONS
Apache Corp.:
Expiration: October 2006, Exercise Price: $70.00	3	$360
Apache Corp.:
Expiration: October 2006, Exercise Price: $75.00	3	105
CBS Corp.—Class B:
Expiration: September 2006, Exercise Price: $27.50	7	840
Chevron Corp.:
Expiration: September 2006, Exercise Price: $65.00	5	400
Devon Energy Corp.:
Expiration: September 2006, Exercise Price: $65.00	3	180
Encore Acquisition Co.:
Expiration: September 2006, Exercise Price: $30.00	5	—
Patterson-UTI Energy, Inc.:
Expiration: September 2006, Exercise Price: $30.00	3	30
St. Jude Medical, Inc.:
Expiration: October 2006, Exercise Price: $40.00	5	425
The Houston Exploration Co.:
Expiration: December 2006, Exercise Price: $70.00	2	400

TOTAL CALL OPTIONS (Premiums received $6,840)		2,740

PUT OPTIONS
Encore Acquisition Co.:
Expiration: September 2006, Exercise Price: $25.00	3	30

TOTAL PUT OPTIONS (Premiums received $270)		30

TOTAL OPTIONS WRITTEN (Premiums received $7,110)		$2,770

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Schedule of Open Futures Contracts

August 31, 2006

Description	Number of Contracts Sold	Contract Value	Settlement Month	Unrealized Depreciation
Standard and Poor’s 500 Index September 2006 Futures	2	$652,800	September 2006	$(27,300)

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

August 31, 2006
Assets
Investments, at value (cost $1,741,031)	$1,663,606
Receivable for investments sold	117,769
Cash	37,410
Deposits for short sales at broker	410,264
Deposits for futures at broker	24,393
Receivable from broker for proceeds on securities sold short	248,206
Receivable from broker for premium on options written	7,110
Dividends and interest receivable	3,191
Receivable from Advisor	14,933
Other assets	4,213

Total Assets	2,531,095

Liabilities
Securities sold short, at value (proceeds $248,206)	260,212
Options written, at value (premium received $7,110)	2,770
Payable to broker for options purchased	15,555
Payable for investments purchased	9,926
Payable to affiliates	21,235
Payable for distribution fees	963
Payable for shareholder servicing fees	1,164
Accrued expenses	29,029

Total Liabilities	340,854

Net Assets	$2,190,241

Net assets consist of:
Paid-in capital	$2,172,871
Undistributed net investment income	22,387
Undistributed net realized gain	107,374
Net unrealized appreciation (depreciation) on:
Investments	(77,425)
Short positions	(12,006)
Written options	4,340
Futures contracts	(27,300)

Net Assets	$2,190,241

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	217,517

Net asset value, redemption price and offering price per share	$10.07

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Period Ended August 31, 2006(1)

Investment Income
Interest income	$46,858
Dividend income(2)	12,938

Total Investment Income	59,796

Expenses
Administration fees	27,856
Fund accounting fees	24,782
Transfer agent fees and expenses	22,632
Audit and tax fees	20,501
Advisory fees	15,686
Legal fees	9,501
Custody fees	8,551
Federal and state registration fees	7,728
Reports to shareholders	5,138
Trustees’ fees and related expenses	4,700
Distribution fees	3,921
Shareholder servicing fees	1,164
Other expenses	8,340

Total Expenses Before Dividends on Short Positions	160,500
Dividends on short positions	2,094
Less waivers and reimbursement by Advisor	(129,285)

Net Expenses	33,309

Net Investment Income	26,487

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	109,408
Short positions	1,666
Options	813
Futures contracts	(3,307)
Change in net unrealized appreciation/depreciation on:
Investments	(77,425)
Short positions	(12,006)
Written options	4,340
Futures contracts	(27,300)

Net Realized and Unrealized Loss on Investments	(3,811)

Net Increase In Net Assets Resulting From Operations	$22,676

(1)	Fund commenced operations on September 30, 2005.
(2)	Net of $430 in foreign withholding tax.

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Statement of Changes in Net Assets

Period Ended August 31, 2006(1)
From Operations
Net investment income	$26,487
Net realized gain (loss) on:
Investments	109,408
Short positions	1,666
Options	813
Futures contracts	(3,307)
Change in net unrealized appreciation/depreciation on:
Investments	(77,425)
Short positions	(12,006)
Written options	4,340
Futures contracts	(27,300)

Net increase in net assets from operations	22,676

From Distributions
Net investment income	(2,574)
Net realized gain on investments	(2,732)

Net decrease in net assets resulting from distributions paid	(5,306)

From Capital Share Transactions
Proceeds from shares sold	2,170,287
Net asset value of shares issued in reinvestment of distributions to shareholders	3,604
Payments for shares redeemed	(1,020)

Net increase in net assets from capital share transactions	2,172,871

Total increase in net assets	2,190,241

Net Assets:
Beginning of period	—

End of period	$2,190,241

Undistributed Net Investment Income	$22,387

(1)	Fund commenced operations on September 30, 2005.

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Financial Highlights

For the Period Ended August 31, 2006(1) Per Share Data for a Share Outstanding Throughout the Period

Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized loss on investments	(0.01)

Total from investment operations	0.11

Less distributions paid:
From net investment income	(0.02)
From net realized gain on investments	(0.02)

Total distributions paid	(0.04)

Net Asset Value, End of Period	$10.07

Total Return(2)	1.05%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,190
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)(4)	10.36%
After waiver and expense reimbursement(3)(4)	2.12%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)(5)	(6.55)%
After waiver and expense reimbursement(4)(5)	1.69%
Portfolio turnover rate(4)	364.47%

(1)	Fund commenced operations on September 30, 2005.
(2)	Not annualized.
(3)	The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 10.23% and 1.99%, respectively, annualized for the period ended August 31, 2006.
(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.

See accompanying notes to the financial statements.

Akros Absolute Return Fund

Notes to Financial Statements

August 31, 2006

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Restricted Securities

The investments in 21,000, 65,000, and 10,000 shares, respectively, of Bauer Private Equity III, LLC (Alien Technology) common stock, Raza Microelectronics common stock, and NexMed, Inc. warrants, respectively, the sale of which is restricted, has been valued under procedures adopted by the Board of Trustees at $3, $1.485, and $0 per share, respectively, after considering certain pertinent factors. These factors include but are not limited to pending transaction (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2006

rates. No actively quoted market price exists for these investments. Bauer Private Equity III, LLC (Alien Technology) common stock, Raza Microelectronics common stock, and NexMed, Inc. warrants were acquired on January 6, 2006 for $99,750, on July 5, 2006 for $96,525, and on January 23, 2006 for $0, respectively. The aggregate market value of restricted securities is $159,525 which constitutes 7.3% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and the impact of this standard on the Fund’s financial statements has not yet been determined.

(e)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2006

prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

(h)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Transactions in options written during the period ended August 31, 2006 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period*		$—		$—
Options written	74	11,155	3	270
Options expired	38	4,315

Outstanding, end of period	36	$6,840	3	$270

*	Fund commenced operations on September 30, 2005.

(i)	Futures

The Fund may enter into futures contracts traded on domestic stock exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2006

receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(j)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

(k)	Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(l)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended August 31, 2006 was as follows:

Ordinary Income	$5,306

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2006

nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Reclassifications were recorded to increase undistributed net realized gain by $1,526 and decrease undistributed net investment income by $1,526. These reclassifications had no effect on net assets or net asset value per share.

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$1,741,546

Gross tax unrealized appreciation	33,147
Gross tax unrealized depreciation	(111,087)

Net tax unrealized depreciation	(77,940)

Undistributed ordinary income	119,846
Undistributed long-term capital gain	—

Total distributable earnings	119,846

Other accumulated losses	(24,536)

Total accumulated earnings	$17,370

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the investment in certain debt instruments.

At August 31, 2006 the Fund had a post-October capital loss of $24,035.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through September 30, 2006, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the period ended August 31, 2006, expenses of $129,285 were reimbursed by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended August 31, 2006, the Fund accrued expenses of $3,921 pursuant to the 12b-1 Plan.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

August 31, 2006

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the period ended August 31, 2006, the Fund accrued expenses of $1,164 under this plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended August 31, 2006(1)
Shares sold	217,254
Shares issued to holders in reinvestment of distributions	365
Shares redeemed	(102)

Net increase	217,517

(1)	The Fund commenced operations on September 30, 2005.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended August 31, 2006, were $3,774,857 and $2,760,411, respectively. For the period ended August 31, 2006, there were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 8.32% of its ordinary income distribution for the period ended August 31, 2006, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended August 31, 2006, 5.1% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 26.06% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund hereby designates 51.49% of its ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Akros Absolute Return Fund

Additional Information (Continued)

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Gary A. Drska 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Akros Absolute Return Fund

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 East Michigan Street Milwaukee, WI 53202 Age: 43	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	5	Director/Trustee, Buffalo Funds (an open-end investment company with eight portfolios); Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Kathleen Osland 615 East Michigan Street Milwaukee, WI 53202 Age: 28	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 East Michigan Street Milwaukee, WI 53202 Age: 27	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Akros Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Akros Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Akros Absolute Return Fund, one of the diversified series constituting the Trust for Professional Managers (the “Fund”), including the schedule of investments, as of August 31, 2006, and the related statements of operations and changes in net assets and the financial highlights for the period from September 30, 2005 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 30, 2005 (commencement of operations) to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

October 20, 2006

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Akros Absolute Return Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Akros Absolute Return Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-257-6748 (877-AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 1-877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC 230 Park Avenue 7th Floor New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller and other senior financial officers. The Registrant revised its code of ethics during the period covered by this report (a) to provide for the delegation by the audit committee of the Registrant to the Registrant’s Chief Compliance Officer the responsibility to oversee the day-to-day operation of the Registrant’s code of ethics and (b) to make other miscellaneous changes not affecting provisions described in item 2(b) of Form N-CSR. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with SEC rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the last fiscal year1. “Audit services” refer to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees and tax fees by the principal accountant.

FYE 08/31/2006
Audit Fees	$17,500
Tax Fees	$3,000

There were no audit-related fees billed in the last fiscal year for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services to be performed for the Registrant’s investment adviser or any affiliated entity of the

[1]	The Akros Absolute Return Fund commenced operations on September 30, 2005.

1

investment adviser if the engagement relates directly to the operations and financial reporting of the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during the last fiscal year. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer Principal Executive Officer

Date	November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer Principal Financial Officer

Date	November 7, 2006